BEACHER’S LV, LLC

SUBSCRIPTION AGREEMENT

Beacher’s LV, LLC

c/o Beacher’s Madhouse

Hollywood Roosevelt Hotel

7000 Hollywood Blvd.

Hollywood, CA 90028

Attn: Jeffrey Beacher

Gentlemen:

1. The undersigned (“Investor”), on this ___ day of ____, 2013 (the “Execution Date”) hereby subscribes for __ unit(s) (the “Unit(s)”), each unit being a 1% membership interest in limited liability company membership interests in Beacher’s LV, LLC, a Nevada limited liability company (the “LLC”), subject to Beacher’s LV, LLC Operating Agreement (the “LLC Operating Agreement”), a copy of which is annexed hereto and incorporated herein by reference, for an initial capital contribution of $__________.00 (the “Initial Capital Contribution”) payable to the LLC on the Execution Date hereof. The LLC entered into a lease (the “Lease”) with MGM Grand Hotel, LLC (the “Landlord”) to construct, develop, own and operate a Theatre, nightclub, bar and entertainment facility (the “Theatre ”) consisting of approximately 5,863 interior square feet to be located at MGM Grand Hotel, Las Vegas, Nevada (the “Hotel”). Capitalized terms used but not defined herein shall, unless the context requires otherwise, have the meanings ascribed to them in the LLC Operating Agreement.

2. The undersigned understands that the LLC and its Manager(s) may reject any subscription, in whole or in part or elect to cancel this offering, in which event the Initial Capital Contribution (or portion thereof, as the case may be) submitted by the undersigned for the purchase of Units (without interest or deduction) will be returned to the undersigned, and, except in the case of rejection of only a portion of a subscription, neither the undersigned nor the LLC shall have any further obligation to the other under this Subscription Agreement. Upon the Manager issuing the Acceptance (hereinafter defined), the undersigned (i) adopts, accepts and agrees to be bound by all of the terms and conditions of the LLC Operating Agreement, (ii) agrees to pay and perform all of the duties, obligations, liabilities proposed thereunder on a Member, and (iii) agrees to execute the documents required by the LLC or its Manager(s) relating to the offering of the Units and such other documents as may be required by any governmental agency with jurisdiction over the LLC or its activities. Upon the Acceptance being issued by the Manager(s), the undersigned shall become for all purposes a Member in the LLC. The undersigned understands, acknowledges and agrees that this Subscription Agreement may not be revoked by the subscriber following the execution and delivery of this Subscription Agreement to the Manager(s) and that this Subscription Agreement may be rejected, in whole or in part, by the Manager(s) in the Manager(s)’ sole discretion at any time upon notice to the undersigned given at any time prior to the Manage issuing the Acceptance to the undersigned and the undersigned being admitted as a Member in the LLC.

3. To induce the LLC and Manager(s) to accept this subscription, the undersigned represents, warrants, agrees and confirms to the LLC and its Manager(s) that:

(a) the undersigned has received and carefully read the LLC Operating Agreement and is familiar with and understands the risks relating to purchase and ownership of interests in the LLC.

(b) By completing, executing and delivering this Subscription Agreement, the undersigned will, effective upon Acceptance hereof by the Manager, become a party to the LLC Operating Agreement and be bound by all of the terms and conditions thereof.

(c) Within ten (10) days after receipt of a written request from the LLC, the undersigned will provide such information and execute and deliver such documents as may be necessary to comply with any and all laws and ordinances to which the LLC may be subject. Without limiting the generality of the forgoing, the undersigned will supply any information in my possession necessary to comply with any information request from the Nevada State Liquor Authority or Nevada Gaming Commission or Landlord, its successors, assigns or affiliates, and the undersigned acknowledges that any failure to deliver such information, or any refusal by the Nevada State Liquor Authority to grant a liquor license to the LLC for the operation of the Theatre because of the undersigned’s participation as a Member of the LLC, shall be a sufficient basis to reject the undersigned’s subscription, whether or not theretofore accepted, in which event the undersigned’s sole right shall be to have my subscription payment returned without interest. The undersigned agrees to cooperate with all requests of the Manager(s) regarding satisfying the requests or requirements of any governmental agencies. Notwithstanding anything to the contrary contained herein, if LLC is directed by any governmental agency to cease business with the undersigned, based upon independent corroborated evidence, that the undersigned or the undersigned’s directors, employees, agents or designees (a) is or might be engaged in, about to be engaged in, any activity or activities or (b) was or is involved in any relationship which could or does, in the reasonable opinion of the attorneys for LLC, jeopardize the business licenses of LLC or the Hotel or Landlord, or if any such license of LLC or the Hotel or Landlord is suspended, curtailed, restricted or revoked due to the acts or omissions of the undersigned, the Manager(s) shall have the right to immediately terminate and cancel the undersigned’s interest in LLC without compensating the undersigned, except as may otherwise be specifically provided in the LLC Operating Agreement, and with no further liability to the undersigned by LLC or the Manager(s).

(d) The information which the undersigned provided to the LLC in the Accredited Investor Questionnaire heretofore furnished by the undersigned to the LLC, and any other information provided by the undersigned to the LLC, is true and correct in all respects as of the date hereof (or, if there have been any changes in such information since the date the Accredited Investor Questionnaire or such other information was furnished, the undersigned has been advised by the LLC in writing of such changes), and no information is omitted that should be stated therein or that is necessary to make any statements therein not misleading.

(e) If the undersigned is an individual, the address set forth below is my true and correct residence, I have reached the age of majority in such state or jurisdiction, and I have no present intention of becoming a resident of any other state or jurisdiction. If the undersigned is a corporation, trust or partnership, the undersigned has its principal place of business at the address set forth below and was not organized for the specific purpose of acquiring the Units subscribed for in this Subscription Agreement.

(f) The undersigned or, if required by the state in which the undersigned resides or by Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), my Accredited Investor Representative and the undersigned, have (i) examined or have had an opportunity to examine before the date hereof such additional information concerning the LLC and the offering of Units as I (we) deemed necessary or appropriate to form a decision as to whether to purchase the Units; and (ii) had an opportunity to ask questions of and receive answers from the LLC and the Manager(s), or a person or persons acting on his behalf, concerning the terms and conditions of this investment, and all such questions have been answered to my (our) full satisfaction.

(g) The undersigned (or, if required by the state in which the undersigned resides or by Regulation D of the Securities Act, my Accredited Investor Representative and I together) have such knowledge and experience in financial and business matters that I (or we together) am (or are) capable of evaluating the merits and risks of an, investment in the Units.

(h) The undersigned is not subscribing for any Units as a result of or subsequent to:

(i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or

(ii) any solicitation of a subscription for one or more Units by a person not previously known to the undersigned in connection with investments in securities generally.

(i) No representations or warranties have been made to the undersigned by the LLC or the Manager(s), or any agent, employee or affiliate of the LLC or the Manager(s), and in entering into this transaction the undersigned is not relying upon any information, other than that provided the undersigned in writing by the Manager(s) or the LLC Operating Agreement and the results of the undersigned’s own independent investigation.

(j) The undersigned is able to bear the substantial economic risks of the undersigned’s investment in the Units, and the undersigned can afford a complete loss of the investment.

(k) The undersigned has adequate net worth and means of providing for the undersigned’s current needs and possible personal contingencies and has no need for liquidity of the investment in the Units.

(1) The undersigned (or if purchasing in a fiduciary capacity for a person or entity, the undersigned on behalf of such person or entity) further represents and warrants to you that the purchase price of the Units subscribed for by the undersigned does not exceed 25 percent of the undersigned’s net worth or, together with the undersigned’s spouse, their joint net worth (exclusive of personal residence, furnishings and automobiles) at the time of subscription.

(m) The undersigned understands that the Units have not been registered under the Securities Act, in reliance on a specific exemption from registration, that the Units have not been approved or disapproved by the Securities and Exchange Commission or by any other federal or state agency, and that no such agency has passed on the accuracy or adequacy of this Subscription Agreement or the LLC Operating Agreement. The undersigned understands that the LLC’s reliance on such exemptions from registration under applicable federal and state securities laws is based in part on the representations made by the undersigned herein, in the Accredited Investor Questionnaire and in the LLC Operating Agreement, and that but for such representations, no sale of Units or any part thereof would be made by the LLC to the undersigned hereunder.

(n) The undersigned shall not sell or otherwise transfer the Units, unless such Units are registered under the Securities Act and any applicable state securities laws, or the undersigned has complied with the restrictions on transfer set forth in the LLC Operating Agreement, which may include obtaining the consent of the Manager(s) and/or an opinion of counsel to the LLC that the Units may be transferred in reliance upon an applicable exemption from the registration requirement of such laws.

(o) The undersigned is acquiring the Units hereunder for the undersigned’s own account, for investment purposes only and not with a view to the sale or other distribution of any of the Units, in whole or in part; I am not participating, directly or indirectly, in an underwriting of any of the Units, and will not take or cause to be taken any action that would cause the undersigned to be deemed an “underwriter,” as defined in Section 2(11) of the Securities Act, of any of the Units.

(p) The undersigned understands that:

(i) the Units are speculative investments and involve a high degree of risk;

(ii) the LLC has no financial or operating history for the business it proposes to conduct;

(iii) there are no representations, warranties or guaranties with respect to the amount or percentage of profit, if any, to be realized from an investment in the Units;

(iv) past performance or experience on the part of executive officers, or affiliates of the LLC or Manager(s) will not in any way indicate predictable results of the LLC or of an investment in the Units;

(v) the Theatre may experience unforeseen operating difficulties relating to the location, licensing or configuration of the Theatre , as well as general market conditions. Accordingly, there can be no assurance that the Theatre will be able to attract or maintain sufficient patronage to operate profitably and thereby generate enough net cash receipts to repay any of the undersigned’s capital contributions;

(vi) the Theatre , bar and lounge business in Las Vegas, Nevada is subject to substantial regulation by governmental authorities. This regulatory regime could result in the imposition of significant expenses in connection with the operation of the Theatre and could, under certain circumstances, result in interruptions in such operations or termination of licenses or the Lease which could require cessation of business operations;

(vii) obtaining a liquor license and any other licenses required to operate the Theatre is an essential element in the successful operation of the Theatre .. There can be no assurance as to the time of the issuance of any such licenses. Moreover, the identity of the undersigned may have a bearing on the issuance of such licenses and it is possible that the Nevada State Liquor Authority or other governmental agencies could require detailed information on the undersigned;

(viii) the Units will not have been registered pursuant to the Securities Act and there is no intention to register them under the Securities Act. Accordingly, they may be resold or otherwise transferred only if there is an available exemption from the Securities Act’s registration requirements, whether pursuant to Rule 144 or otherwise and such sale is permitted under the LLC Operating Agreement. No market exists for the Units and no such market is expected to develop. Moreover, any transfer of the undersigned’s Unit(s) will require the consent of the Manager(s). Accordingly, the undersigned should anticipate having to hold the Units for an indefinite period of time. Because of the non-liquid nature of an investment in the Units, the undersigned is aware that the undersigned’s overall commitment to the investment which is not readily marketable is not disproportionate to the undersigned’s net worth, and the undersigned’s investment in a Unit will not cause such overall commitment to become excessive and the undersigned has adequate means to provide for the undersigned’s current needs and personal contingencies and has no need for liquidity in this investment;

(ix) the undersigned will not have any right to require registration of the Units under Federal or state securities laws and such registrations are neither contemplated nor likely. No trading market in Units will develop and the LLC will not publish information necessary to permit the transfer of Units in accordance with Rule 144, as amended, under the Securities Act;

(x) there are a number of Federal income tax risks relating to the intended business of the LLC which affect the advisability of investing in the LLC. No rulings have been sought from the Internal Revenue Service (“IRS” or the “Service”) with respect to any of the tax matters associated with the LLC and the undersigned should consult his/her own advisor as to the relevant tax considerations and as to how those considerations may affect the undersigned’s investment. IT IS EMPHASIZED THAT THE UNDERSIGNED IS NOT TO CONSTRUE ANY OF THE CONTENTS OF THIS SUBSCRIPTION AGREEMENT OR THE LLC OPERATING AGREEMENT AS TAX ADVICE AND THE UNDERSIGNED IS URGED TO CONSULT WITH THE UNDERSIGNED’S OWN TAX ADVISOR CONCERNING THE TAX ASPECTS RELATING TO AN INVESTMENT IN THE LLC. THE MANAGER(S) AND THEIR COUNSEL ARE NOT ISSUING ANY OPINION AS TO TAX TREATMENT OF THE LLC, AND THE UNDERSIGNED IS URGED TO CONSULT THE UNDERSIGNED’S OWN TAX ADVISOR; and

(xi) Counsel for the LLC and/or the Manager(s) have not acted as counsel to the undersigned in connection with the undersigned’s investment in the LLC and such counsel does not purport to have made any investigation or to have acted independently on behalf of the undersigned. The undersigned has been advised to consult with the undersigned’s own counsel on all matters concerning the LLC and an investment therein.

(q) If the undersigned is a corporation or trust, the officer or trustee executing this Subscription Agreement represents and warrants that he is authorized to so sign; that the corporation or trust is authorized by the Articles (or Certificate) of Incorporation and By-Laws of the Corporation or by the trust agreement, as the case may be, to make this investment and to enter into the LLC Operating Agreement and this Subscription Agreement; and in the case of a corporation, the corporation will, upon request of the LLC or its counsel, furnish to the LLC a true and correct copy of the provisions of the Articles (or Certificate) of Incorporation or By-Laws, or both, authorizing the corporation to make such investment, and a copy (certified by the secretary or other authorized officer) of appropriate corporate resolutions authorizing the specific investment.

(r) If the undersigned is a partnership, by signing below the partner executing this Subscription Agreement represents and warrants that each one of the foregoing representations or agreements or understandings set forth herein applies to each partner; that he is authorized to so sign; in the case of any partner that is a trust, a trustee (or co-trustee) of the trust is authorized by the trust agreement to make this investment and to enter into the LLC Operating Agreement and this Subscription Agreement; and in the case of any partner that is a corporation, the corporation will, upon request of the LLC or its counsel, furnish to the LLC a true and correct copy of the provisions of the Articles (or Certificate) of Incorporation or By-Laws, or both, authorizing the corporation to make such investment, and a copy (certified by the secretary or other authorized officer) of appropriate corporate resolutions authorizing the specific investment.

(s) If the undersigned is a resident of the State of Florida, the undersigned understands that notwithstanding anything herein to the contrary, the undersigned may rescind this Subscription Agreement and receive a refund of the Initial Capital Contribution payable to the LLC and any additional funds contributed to the LLC concurrently with the undersigned’s Initial Capital Contribution, at any time within three days following the delivery of this Subscription Agreement and the payment by the undersigned of the Initial Capital Contribution to the LLC, or any other agent of the LLC, but that after such time this Subscription Agreement will be irrevocable.

(t) If the undersigned is a resident of New York, the undersigned understands that this transaction has not been scrutinized by the Attorney General of the State of New York as a full registration because of the LLC’s representation of the small number of persons solicited and the private aspects of this offering. The Units are being purchased for the undersigned’s own account and not for the interest of any other person and not for resale to others. The undersigned represents that the undersigned has adequate means of providing for the undersigned’s current needs and possible personal contingencies, and that the undersigned has no need for liquidity of this investment. The undersigned further warrants (if an individual) that the undersigned’s personal net worth, excluding personal residence, home furnishings and automobile, is in excess of $1,000,000 and/or that the undersigned’s adjusted gross income in each of the last two (2) years was, and this year is anticipated to be, in excess of $200,000.

4. The undersigned understands the meaning and legal consequences of the representations and warranties contained in paragraph 3 hereof and in the Accredited Investor Questionnaire, and the undersigned hereby agrees to indemnify and hold harmless the LLC, the Manager(s) and each Member of the LLC from and against any and all loss, damage, liability or expenses (including, without limitation, reasonable attorneys’ fees and the costs of investigation) due to or arising out of a breach of any representation, warranty or covenant by the undersigned, whether contained in the LLC Operating Agreement or this Subscription Agreement, including, without limitation, any failure by the undersigned to pay the Initial Capital Contribution when due pursuant to the terms of this Subscription Agreement.

5. The LLC warrants and represents to the Investor that:

(a) The LLC is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite power to own its properties and to carry on its business as presently conducted. The LLC is duly qualified as a foreign entity to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect (as defined herein). For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of the LLC and its Subsidiaries taken as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability LLC, trust, estate, association, joint venture or other business entity of which (A) more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability LLC, the interest in the capital or profits of such partnership or limited liability LLC or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (B) is under the actual control of the LLC.

(b) This Agreement, the LLC Operating Agreement, and any other agreements delivered or required to be delivered together with or pursuant to this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the LLC and are valid and binding agreements of the LLC enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The LLC has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the LLC, any Subsidiary, or any of its Affiliates, or the LLC’s members is required for the execution by the LLC of the Transaction Documents and compliance and performance by the LLC of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities. The Transaction Documents and the LLC’s performance of its obligations thereunder have been approved by the LLC’s board of directors in accordance with the LLC’s certificate of formation and applicable law. Any such qualifications and filings will, in the case of qualifications, be effective upon Closing and will, in the case of filings, be made within the time prescribed by law.

(c) Assuming the representations and warranties of the Investor above are true and correct, neither the issuance of the limited liability company membership interest in the LLC nor the performance of the LLC’s obligations under the Transaction Documents by the LLC, will result in the creation or imposition of any lien, charge or encumbrance upon the LLC or limited liability company membership interest in the LLC.

(d) The limited liability company membership interest in the LLC upon issuance:

(i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii) have been, or will be, duly and validly authorized, fully paid and non-assessable;

(iii) will not subject the holders thereof to personal liability by reason of being such holders;

(iv) assuming the representations and warranties of the Investors as set forth above are materially true and correct, will not result in a violation of Section 5 under the 1933 Act.

(e) Neither the LLC, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the LLC nor solicited any offers to buy any security of the LLC under circumstances that would cause the offer of the limited liability company membership interest in the LLC pursuant to this Agreement to be integrated with prior offerings by the LLC for purposes of the 1933 Act or any applicable member approval provisions. No prior offering will impair the exemptions relied upon in this offering or the LLC’s ability to timely comply with its obligations hereunder. Neither the LLC nor any of its Affiliates will take any action or suffer any inaction or conduct any offering other than the transactions contemplated hereby that may be integrated with the offer or issuance of the limited liability company membership interest in the LLC or that would impair the exemptions relied upon in this offering or the LLC’s ability to timely comply with its obligations hereunder.

6. The undersigned understands that this subscription is not binding on the LLC until the Manager accepts it in writing.

7. This subscription is not transferable or assignable by the undersigned. The undersigned agrees that the undersigned may not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder. This Subscription Agreement shall survive the sale of the Units by the undersigned and the death, incompetency, dissolution or liquidation of the undersigned, and shall be binding upon the undersigned’s heirs, executors, administrators, legal representatives, successors and assigns. This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Nevada. All notices or other communications to be given or made hereunder shall be in writing and shall be delivered personally or mailed, by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the address set forth below or, if to the LLC, at the address set forth on page 1 of this Subscription Agreement.

8. If the Manager(s) agrees to sell a fractional Unit, the purchase price of a fractional Unit will be in the same proportion to the price of a full Unit as the fraction purchased is to one. If the undersigned desires to purchase a Unit the undersigned shall deliver the following items to the Manager(s):

(a) An executed copy of this Subscription Agreement, with all blanks properly completed;

(b) Two (2) executed copies of the Signature Pages to the LLC Operating Agreement with all blanks properly completed, a copy of which is annexed hereto; and

(c) An executed copy of the Accredited Investor Questionnaire, a copy of which is annexed hereto.

All of the items listed above must be delivered, unless otherwise directed by the Manager(s), to:

Beacher’s LV, LLC

c/o Beacher’s Madhouse

Hollywood Roosevelt Hotel 7000 Hollywood Blvd.

Hollywood, CA 90028 Attn: Jeffrey Beacher

The Manager(s) may reject this subscription for failure to conform to the requirements of the offering, insufficient documentation, over-subscription to the offering, or for any other reason as the Manager(s) may determine, in the Manager(s)’ sole discretion.

If the Manager(s) terminates the offering or rejects this Subscription Agreement in writing before Acceptance of the undersigned as a Member of the LLC, the LLC will return the Initial Capital Contribution to the undersigned without interest. The Initial Capital Contribution deposited with the LLC may not be withdrawn by the undersigned and the undersigned shall be bound by this Subscription Agreement whether or not the Subscription Agreement is signed by the LLC and/or the Manager. The Manager(s), in their sole discretion, may terminate or withdraw the offering or terminate this Subscription Agreement at any time for any reason.

The sole way to evidence the acceptance of the undersigned as a Member of the LLC (the “Acceptance”) will be for the Manager(s) to send to the undersigned a copy of the Signature Page of the LLC Operating Agreement signed by a Manager(s) on behalf of the LLC.

Signature Page to Follow

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to be bound by the terms thereof.

ENTITY SUBSCRIBERS SIGN HERE:	INDIVIDUAL SUBSCRIBERS SIGN HERE:

Print Name:	Print Name:

Title:

Taxpayer Identification No.	Social Security Number

Mailing Address:	Residence Address:

* * * * * * *

(Check One)

Individual
Joint Tenants with Right of Survivorship
Partnership
Corporation
Limited Liability Company
As Custodian, Trustee or Agent for:

Accepted:

Beacher’s LV, LLC

__________________

By:

Its: Manager

INVESTOR QUESTIONNAIRE

BEACHER’S LV, LLC

ACCREDITED INVESTOR QUESTIONNAIRE

To Beacher’s LV, LLC and the Manager thereof:

The following information is provided in order for you to determine whether the undersigned will be a qualified Accredited Investor of limited liability company membership interests (“Units”) in Beacher’s LV, LLC (the “LLC”). I understand that you will rely upon the following information for the purpose of such determination and that the Units will not be registered under the Securities Act of 1933, as amended (the “Act”) or under applicable state securities laws, in reliance upon the exemptions from registration provided by Sections 3(b) and 4(2) of the Act and Regulation D promulgated thereunder and under the applicable state and securities laws.

I understand that the information provided herein will be treated confidentially and will not be reviewed by anyone other than the Manager of the LLC, or such other parties as deemed appropriate by the Manager if called upon to establish that the proposed offer and sale of Units is exempt from registration under the Act and under the applicable state securities laws.

- - - - - - - - - - - - - - - - - - -

If this Questionnaire is being completed on behalf of a corporation, partnership, or trust, or for individuals subscribing as joint tenants or tenants in common (such as an individual subscribing with his or her spouse), it must be completed by the person making the investment decision on behalf of the corporation, partnership, trust, joint tenants or tenants in common. If the joint tenants or tenants in common are not married or are each making the investment decision, a separate questionnaire must be completed for each joint tenant or tenant in common.

Each prospective investor must complete all of Part A below and, to the extent applicable, Part B below.

PART A. GENERAL INFORMATION

1.	Employment and Business Information
(TO BE COMPLETED ONLY BY INVESTORS WHO ARE NATURAL PERSONS)

Name:

Home Address:

Age:	Marital Status:	______________________

Occupation or Profession:

Name of Current Employer:

Business Address:

Current Position:

Complete for Tenants in Common and Joint Tenants ONLY if information differs from that given above.

Additional Investor (i.e., Joint Tenant
or Tenant in Common:

Home Address:

Age:	Marital Status:	______________________

Occupation or Profession:

Name of Current Employer:

Business Address:

Current Position:

2.	Entity Information
(TO BE COMPLETED ONLY BY INVESTORS OTHER THAN NATURAL PERSONS)

Name and Type of Entity:

Business Address:

Nature of Business:

Was the investor created for the specific purpose of investing in the LLC?___________(answer yes or no)

If the investor is a partnership, do its individual partners have the right to make a decision whether or not to participate in the proposed investment in the LLC? (answer yes, no or not applicable)

If the answer to either of the two preceding questions is ‘Yes,” each owner of an equity interest in the entity or beneficiary of the trust (if the entity is a trust) must complete and execute a separate copy of this Accredited Investor Questionnaire.

3.	Investment Background

(TO BE COMPLETED BY ALL INVESTORS)

Do you feel you have sufficient knowledge of financial and business matters to evaluate the risks associated with investing in the LLC? ______

Have you been furnished with information from the Manager with respect to the business

of the LLC? _____   If yes, have you read it? ______

Do you understand that you must bear the economic risk of an investment in the LLC for an indefinite period of time because the Units have not been registered under the Act nor under the applicable state securities laws and their resale is restricted by the terms of the

LLC Operating Agreement? ____  questions? ______  If so, have you received satisfactory answers to your

Are you aware that you have an opportunity to inspect the financial records, legal documents and other records relating to the offering of Units, the LLC and the business of the LLC? _____

Are you acquiring these securities for yourself? ______

If not, for whom? ___________________________________________________

PART B. ACCREDITED INVESTOR QUALIFICATION STANDARDS

The financial information and representations in this Part are required to be provided to the LLC for the undersigned to qualify to purchase Units as an “accredited investor” under Regulation

D. The investor must complete the paragraph below which describes the qualification requirement under which the investor intends to qualify. Please initial or sign, as appropriate, and complete in full either (1), (2), (3), (4), or (5) below. An investor must qualify under at least one of the five paragraphs below in order to purchase Units in the LLC.

1.	Net Worth Standard -- applicable only to individuals

The undersigned hereby represents and warrants that his individual net worth, or net worth with spouse, is at least $1,000,000, excluding personal residence and personal property.

Present net worth or joint net worth with spouse (mark one x):

less than $1,000,000
$1,000,000 to $5,000,000
more than $5,000,000

Initial Here

2.	Annual Income Standard (Individual Income) -- applicable only to individuals

The undersigned hereby represents and warrants that his individual income (exclusive of income attributable to spouse) was in excess of $200,000 in each of the two most recent years, and he reasonably expects such income to be in excess of $200,000 in the current year.

Income During 2011:	less than $200,000
$200,000 to $300,000
in excess of $300,000

Income During 2012:	less than $200,000
$200,000 to $300,000
in excess of $300,000

Initial Here

3.	Annual Income Standard (Joint Income) --applicable only to individuals.

The undersigned hereby represents and warrants that his joint income with spouse was in excess of $300,000 in each of the two most recent years, and he reasonably expects such income to be in excess of $300,000 in the current year.

Income During 2011:	less than $300,000
$300,000 to $500,000
in excess of $500,000

Income During 2012:	less than $300,000
less than $300,000
in excess of $500,000

Initial Here

4.	Qualified Organizations - - applicable only to investors who are not individuals.

The undersigned hereby represents and warrants that it is (circle one):

a.	A bank (as defined in the Securities Act of 1933), whether acting in its individual or fiduciary capacity.

b.	A savings and loan association or other institution (as defined in the Securities Act of 1933), whether acting in its individual or fiduciary capacity.

c.	An insurance company (as defined in Section 1(13) of the Investment Company Act of 1940).

d.	An investment company (registered under the Investment Company Act of 1940).

e.	A business development company (as defined in Section 2 (a) (48) of the Investment Company Act of 194).

f.	A Small Business Investment Company (licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958).

g.	An employee benefit plan (within the meaning of Title I of the Employee Retirement Income Security Act of 1974) having total assets in excess of

$5,000,000.

h.	An employee benefit plan (within the meaning of Title I of the Employee Retirement Income Security Act of 1974) if the investment decision is made by a plan fiduciary (as defined in Section 3(21) of such Act) which is either a bank, savings and loan association, insurance company or registered investment adviser.

i.	An employee benefit plan (within the meaning of Title I of the Employee Retirement Income Security Act of 1974) which is a self-directed plan with investment decisions made solely by persons who are accredited investors.

j.	A private business development company (as defined in Section 202(a) (22) of the Investment Advisers Act of 1940).

k.	An organization described in Section 501(c) (3) of the Internal Revenue Code (tax exempt organization), corporation, Massachusetts or similar business trust, having total assets in excess of $5,000,000 which was not formed for the specific purpose of acquiring Units.

1.	A trust with total assets in excess of $5,000,000 which was not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b) (2) (ii) of Regulation D.

m.	An entity in which all of the equity owners are accredited investors.

Initial Here

5.	Entity Qualification -- applicable only to investors who are not individuals.

The undersigned hereby represents and warrants that it is a corporation, a partnership, an unincorporated association or a trust, and that each owner of an equity interest in such entity, or each beneficiary of such trust satisfies one of the accredited investor tests set forth in Part B.

INDIVIDUALS:

Date:__________________________

______________________________________

Signature

______________________________________

Additional Investor’s Signature

(i.e., Joint Tenant or Tenant in Common)

ENTITIES:

Date:  _________________________

_____________________________________

Name of Entity

By:_________________________________

        Signature

____________________________________

Title: